Exhibit 10.1

Amendment No. 2 to License Agreement

This Amendment No. 2 to License Agreement (“Amendment”), dated August 20, 2019 (the “Amendment Effective Date”), amends License Agreement (“Agreement”), made as of March 23, 2017, and first amended October 3, 2017, by and between Novartis International Pharmaceutical Ltd. (“Novartis”) and resTORbio, Inc. (“resTORbio”).  Novartis and resTORbio are each referred to individually as a “Party” and together as the “Parties.”

Pursuant to the Agreement, Novartis has licensed certain intellectual property rights to resTORbio to develop, make, use, and sell products incorporating the compound known as BEZ235 by itself or BEZ235 together with the compound known as RAD001 in the Field (as defined in the Agreement).  resTORbio has requested that Novartis transfer to it certain additional data arising from Novartis’ prior Development (as defined in the Agreement) of BEZ235.  Novartis has agreed to do so under the terms of this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

Section 1.  Transfer of Additional Data.

Novartis will transfer the data described in Exhibit A to this Amendment (the “Additional Data”) within 10 days after the Amendment Effective Date.  The Additional Data will be deemed to be “Novartis Know How” for the purpose of this Agreement.  Notwithstanding the foregoing, the Additional Data is transferred “as is” and without representations or warranties of any kind, and Novartis disclaims any implied warranties of merchantability, fitness for a particular purpose, and/or non-infringement.  resTORbio’s use of the Additional Data shall be at its own risk.

Section 2.  Ratification and Confirmation.

Nothing in this Amendment is intended to alter or amend the scope of the license set forth in the Agreement or any of the Agreement’s other terms and conditions.  In all other respects the Agreement is hereby ratified and confirmed.

[Signature Page Follows]

       Amendment #1 to License Agreement – Signature Page

In witness whereof, the Parties, intending to be bound, have caused this Amendment No. 2 to the License Agreement to be executed by their duly authorized representatives.

NOVARTIS INTERNATIONAL		resTORbio, INC.
PHARMACEUTICAL LTD.

By:	/s/ Simone Pfirter	By:	/s/ Chen Schor
Name:	Simone Pfirter	Name:	Chen Schor
Title:	Head General Legal NIBR Europe	Title:	President & CEO

By:	/s/ Sylvain Beltzung
Name:	Sylvain Beltzung
Title:	CFO Europe Novartis

Exhibit A

Documents
BEZ235 0613511 Ames TEST 2006-Jun07.pdf
BEZ235 synthesis_muta CT.doc
BEZ235-A7 0613510 Ames TEST 2006-Mar28.pdf
CBEZ235A2101 RAP Module 3 Detailed Statistical Methodology Amendment 1 clean notc.pdf
CBEZ235A2101 RAP Module 3 Detailed Statistical Methodology.pdf
CBEZ235A2101 RAP Module 3 for QTPK analysis_2.pdf
CBEZ235A2101 RAP Module 6 Text tables & figures Amendment 1 clean notc.pdf
CBEZ235A2101 RAP Module 7.1 Deliverables for QTPK analysis_2.pdf
CBEZ235A2101 RAP Module 7.1 Post-text and appendix deliverables Amendment 1 notc.pdf
CBEZ235A2101 RAP Module 8 Programming Specification- Amendment 1.pdf
CBEZ235A2101_blank_CRF_14Feb2013_v04.pdf
cbez235A2101--CSR-section-16.1.9-statistical-methods.pdf
WIL_497500_BEZ235-A2 (EDR )_ames.pdf
BEZ235 0613511 Ames TEST 2006-Jun07.pdf
BEZ235 synthesis_muta CT.doc
BEZ235-A7 0613510 Ames TEST 2006-Mar28.pdf
WIL_497500_BEZ235-A2 (EDR )_ames.pdf